                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                   Pursuant to 18 United States Code 'SS' 1350



         The undersigned hereby certifies that the Annual Report on Form 10-K for the period ended December 31, 2002 of The General Chemical Group Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      /s/ John M. Kehoe, Jr.
                                      __________________________________________
                                      John M. Kehoe, Jr.
                                      President, Chief Executive Officer
                                      (Principal Executive Officer) and Director





March 31, 2003